Exhibit 10.4

VR HOLDINGS, INC.

DISTRIBUTION AGREEMENT

VR Holdings, Inc.

1615 Chester Road

Chester, Maryland 21619

Re:

Distribution of Shares of the Common Stock of VR Holdings, Inc.

Gentlemen:

1.

Distribution.  The undersigned hereby agrees to accept _____________ shares of the common stock, par value $0.000001 per share (the “VR Holdings Common Stock”) in VR Holdings, Inc., a Delaware corporation (the “Company”), pursuant to that certain Separation Agreement (the “Separation Agreement”) dated September 24, 2012, herewith by and between the Company, Litigation Dynamics, Inc. a Texas corporation, J. Michael Moore, Zane Russell, CapNet Securities Corporation, a Texas corporation, John E. Baker, Deohge Corp., a Maryland corporation, Pamela Lapides, The Cancer Foundation, Inc., a Maryland corporation, John Foster Woods, and Barry L. Dahne.  The Separation Agreement is incorporated herein by reference for all purposes.  Any capitalized terms used herein shall have the same meaning as used in the Separation Agreement.  The undersigned has received a copy of the Separation Agreement.  The shares of the VR Holdings Common Stock are being offered by the Company.  Subject to the terms and conditions of the Separation Agreement and this Distribution Agreement, the undersigned hereby irrevocably accepts the shares of the VR Holdings Common Stock described herein.

2.

Acceptance of Distribution.  The undersigned understands and agrees that the acceptance of the distribution of the shares of the VR Holdings Common Stock is made subject to the terms and conditions specified herein.

3.

Representations and Warranties.  The undersigned represents and warrants as follows:

(a)

The undersigned is an Accredited Investor as defined in Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”).

(b)

The undersigned has received information provided to him in writing by the Company, or information from books and records of the Company, as specified below.  The undersigned understands that all documents, records and books pertaining to this investment have been made available for inspection by him, his attorney and/or his accountant and/or his “Purchaser Representative” as defined in Regulation D promulgated under the Securities Act, and that the books and records of the Company will be available, upon reasonable notice, for inspection by the undersigned during reasonable business hours at the Company’s principal place of business.  The undersigned and/or his advisers have had a reasonable opportunity to ask questions of and receive answers from the Company, or a person or persons acting on its behalf, concerning the distribution of the shares of the VR Holdings Common Stock as described in the Separation Agreement (the “Distribution”), and all such questions have been answered to the full satisfaction of the undersigned.  No oral representations have been made and, to the extent oral information has been furnished to the undersigned or his advisers in connection with the Distribution, such information was consistent with all written information furnished.

(c)

Specifically, the undersigned was provided with access to the Company’s filings with the Securities and Exchange Commission, including the following:

(i)

The Company’s registration statement on Form S-1 filed pursuant to the Securities Act.

(ii)

The annual report to stockholders for the most recent fiscal year, any definitive proxy statement or information statement filed in connection with that annual report, and, if requested by the undersigned in writing, a copy of the Company’s most recent Form 10-K pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

(iii)

The information contained in an annual report on Form 10-K pursuant to the Exchange Act.

(iv)

The information contained in any reports or documents required to be filed by the Company under Sections 13(a), 14(a), 14(c), and 15(d) of the Exchange Act since the distribution or filing of the reports specified above.

(v)

A brief description of the securities being offered, the terms of the Distribution, and any material changes in the Company’s affairs that are not disclosed in the documents furnished.

(d)

The undersigned (i) has adequate means of providing for his current needs and possible personal contingencies, (ii) has no need for liquidity in this investment, (iii) is able to bear the substantial economic risks of an investment in the shares of the VR Holdings Common Stock for an indefinite period, and (iv) at the present time, could afford a complete loss of such investment.

(e)

The undersigned recognizes that the Company has a limited financial and operating history and no history of profitable operations, and that the shares of the VR Holdings Common Stock as an investment involve special risks, including those disclosed to the undersigned by the Company.

(f)

The undersigned understands that the shares of the VR Holdings Common Stock have not been nor will be registered under the Securities Act or the securities laws of any state, in reliance upon an exemption therefrom for non-public offerings.  The undersigned understands that the shares of the VR Holdings Common Stock must be held indefinitely unless they are subsequently registered, or an exemption from such registration is available.  The undersigned further understands that the Company is under no obligation to register the shares of the VR Holdings Common Stock on his behalf or to assist him in complying with any exemption from registration.

(g)

The shares of the VR Holdings Common Stock are being purchased solely for his own account for investment and not for the account of any other person and not for distribution, assignment, or resale to others and no other person has a direct or indirect beneficial interest in the shares of the VR Holdings Common Stock.  The undersigned or his advisers have such knowledge and experience in financial, tax, and business matters to enable him to utilize the information, made available to him in connection with the Distribution of the shares of the VR Holdings Common Stock to evaluate the merits and risks of the prospective investment and to make an informed investment decision with respect thereto.

(h)

The undersigned understands that his right to transfer the shares of the VR Holdings Common Stock will be subject to restrictions against transfer unless the transfer is not in violation of the Securities Act, and the securities laws of any state (including investor suitability standards), and the Company consents to such transfer.  The undersigned also acknowledges that he shall be responsible for compliance with all conditions on transfer imposed by the Securities Act, or the securities law of any state and for any expenses incurred in connection with such a proposed transfer.

(i)

The undersigned, if a corporation, partnership, trust, or other entity, is authorized and otherwise duly qualified to purchase and hold the shares of the VR Holdings Common Stock, such entity has its principal place of business as set forth on the signature page hereof, and such entity has not been formed for the specific purpose of acquiring the shares of the VR Holdings Common Stock.

(j)

All information which the undersigned has provided to the Company concerning his personal situation, his financial position, and his knowledge of financial and business matters, or, in the case of a corporation, partnership, trust or other entity, the knowledge of financial and business matters of the person making the investment decision on behalf of such entity, is correct and complete as of the date set forth at the end hereof, and if there should be any adverse change in such information prior to his acceptance of the shares of the VR Holdings Common Stock pursuant to the Separation Agreement, he will immediately provide the Company with such information.

(k)

The undersigned, if he is an individual, is a citizen of the United States of America, and is at least 21 years of age.

(l)

Compliance with Regulation D.  Pursuant to Regulation D under the Securities Act, the undersigned understands and agrees that the following restrictions and limitations are applicable to his purchase, resales, hypothecations or other transfers of the shares of the VR Holdings Common Stock:

(i)

The undersigned agrees that the shares of the VR Holdings Common Stock shall not be sold, pledged, hypothecated or otherwise transferred unless the shares of the VR Holdings Common Stock are registered under the Securities Act, and the securities laws of any state, or are exempt therefrom;

(ii)

A legend in substantially the following form has been or will be placed on any certificate(s) or other document(s) evidencing the shares of the VR Holdings Common Stock:

THE SECURITIES REPRESENTED BY THIS INSTRUMENT OR DOCUMENT HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAW OF ANY STATE.  WITHOUT SUCH REGISTRATION, SUCH SECURITIES MAY NOT BE SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED EXCEPT UPON DELIVERY TO THE COMPANY OF AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED FOR SUCH TRANSFER OR THE SUBMISSION TO THE COMPANY OF SUCH OTHER EVIDENCE AS MAY BE SATISFACTORY TO THE COMPANY TO THE EFFECT THAT ANY SUCH TRANSFER SHALL NOT BE IN VIOLATION OF THE SECURITIES ACT OF 1933, AS AMENDED, THE SECURITIES LAW OF ANY STATE, OR ANY RULE OR REGULATION PROMULGATED THEREUNDER.

(iii)

Stop transfer instructions to the transfer agent of the shares of the VR Holdings Common Stock have been or will be placed with respect to the shares of the VR Holdings Common Stock so as to restrict the resale, pledge, hypothecation or other transfer thereof, subject to the further items hereof, including the provisions of the legend set forth in subparagraph (ii) above;

(iv)

The legend and stop transfer instructions described in subparagraphs (ii) and (iii) above will be placed with respect to any new certificate(s) or other document(s) issued upon presentment by the undersigned of certificate(s) or other document(s) for transfer; and

(v)

The undersigned acknowledges that he will be responsible for compliance with all conditions on transfer imposed by any federal or state securities statute and securities law administrator and for any expenses incurred by the Company for legal or accounting services in connection with reviewing such a proposed transfer and/or issuing opinions in connection therewith.

(m)

The undersigned acknowledges that _________________________________ (complete if applicable) has acted as his “Purchaser Representative” as defined in Regulation D promulgated under the Securities Act, and (i) that he can bear the economic risk of this investment; (ii) he has relied upon the advice of such Purchaser Representative as to the merits of an investment in the Company and the suitability of such investment for the undersigned; and (iii) such Purchaser Representative has confirmed to him, in writing, any past, present or future material relationship, actual or contemplated, between such Purchaser Representative or its Affiliates and the Company, or its Affiliates.

(n)

The undersigned understands that neither the Securities and Exchange Commission nor the securities commission of any state has made any finding or determination relating to the fairness for public investment in the shares of the VR Holdings Common Stock and that the Securities and Exchange Commission as well as the securities commission of any state will not recommend or endorse any offering of securities.

(o)

The undersigned understands that:

(i)

No assurances are or have been made regarding any economic advantages (including tax) which may inure to the benefit of the undersigned;

(ii)

No assurances are or have been made concerning the distribution of profits to the Company’s investors; and

(iii)

He is aware that this agreement is independent of any other agreement to accept the shares of the VR Holdings Common Stock, pursuant to the Separation Agreement.

(p)

The undersigned acknowledges and is aware that it never has been represented, guaranteed, or warranted to him by the Company, its directors, officers, agents or employees, or any other person, expressly or by implication, as to any of the following:

(i)

The approximate or exact length of time that he will be required to remain as an owner of his shares of the VR Holdings Common Stock;

(ii)

The percentage of profit and/or amount of or type of consideration, profit or loss to be realized, if any, as a result of this investment; or

(iii)

That the limited past performance or experience on the part of the Company, or any future projections will in any way indicate the predictable results of the ownership of the shares of the VR Holdings Common Stock or of the overall financial performance of the Company.

(q)

The undersigned acknowledges that the Company has made available to him or his Purchaser Representative, if any, or other personal advisers the opportunity to obtain additional information to verify the accuracy of the information furnished to him and to evaluate the merits and risks of this investment.

(r)

The undersigned confirms that he has consulted with his Purchaser Representative, if any, or other personal advisers and that said Purchaser Representative or other advisers have analyzed the information furnished to him and the documents relating thereto on his behalf and have advised him of the business and financial aspects and consequences of and liabilities associated with his investment in the shares of the VR Holdings Common Stock.  The undersigned represents that he has made other risk capital investments or other investments of a speculative nature, and by reason of his business and financial experience and of the business and financial experience of those persons he has retained to advise him with respect to investments of this nature.  In reaching the conclusion that he desires to acquire the shares of the VR Holdings Common Stock, the undersigned has carefully evaluated his financial resources and investments and acknowledges that he is able to bear the economic risks of this investment.

(s)

The undersigned acknowledges that all information made available to him and/or his Purchaser Representative, if any, and/or personal advisers in connection with his investment in the shares of the VR Holdings Common Stock, including the information furnished to him is and shall remain confidential in all respects and may not be reproduced, distributed or used for any other purpose without the prior written consent of the Company.

4.

Indemnification.  The undersigned agrees to indemnify and hold harmless the Company and its Affiliates from and against all damages, losses, costs, and expenses (including reasonable attorneys’ fees) which they may incur by reason of the failure of the undersigned to fulfill any of the terms or conditions of this Distribution Agreement, or by reason of any breach of the representations and warranties made by the undersigned herein, or in any document provided by the undersigned to the Company.

5.

Limitation on Transfer of the shares of the VR Holdings Common Stock.  The undersigned acknowledges that he is aware that there are substantial restrictions on the transferability of the shares of the VR Holdings Common Stock.  Since the shares of the VR Holdings Common Stock will not be, and since the undersigned has no right to require that they be, registered under the Securities Act, or the securities laws of any state, the shares of the VR Holdings Common Stock may not be, and the undersigned agrees that they shall not be, sold or transferred except pursuant to an effective registration statement or an exemption from such registration statement under said statutes.  The undersigned also acknowledges that he will be responsible for compliance with all conditions on transfer imposed by any federal or state securities statute and securities law administrator and for any expenses incurred by the Company for legal or accounting services in connection with reviewing such a proposed transfer and/or issuing opinions in connection therewith.

6.

Survival.  The foregoing representations, warranties and undertakings are made with the intent that they may be relied upon in determining the undersigned’s suitability as an investor in the Company and the undersigned hereby agrees that such representations and warranties shall survive his acceptance of the shares of the VR Holdings Common Stock.  The undersigned hereby acknowledges and agrees that he is not entitled to cancel, terminate or revoke this Distribution Agreement, or any agreements hereunder, and that this Distribution Agreement and such agreements shall survive (a) changes in the transactions, documents, and instruments previously furnished to the undersigned which are not materially adverse, and (b) the undersigned’s death or disability.

7.

Notices.  All notices or other communications given or made hereunder shall be in writing and shall be delivered or mailed by registered or certified mail, return receipt requested, postage prepaid, to the undersigned or to the Company at the respective addresses set forth herein.

8.

Miscellaneous.

(a)

The undersigned agrees not to transfer or assign this Distribution Agreement, or any of the undersigned’s interest herein, and further agrees that the transfer or assignment of the shares of the VR Holdings Common Stock shall be made only in accordance with all applicable laws.

(b)

The undersigned agrees that the undersigned may not cancel, terminate, or revoke this Distribution Agreement or any agreement of the undersigned made hereunder and that this Distribution Agreement shall survive the death or disability of the undersigned and shall be binding upon the undersigned’s heirs, executors, administrators, successors, and assigns.

(c)

Notwithstanding any of the representations, warranties, acknowledgments, or agreements made herein by the undersigned, the undersigned does not thereby or in any other manner waive any rights granted to the undersigned under federal or state securities laws.

(d)

Words of any gender used in this Distribution Agreement shall be held and construed to include any other gender, and words in the singular number shall be held to include the plural, and vice versa, unless the context requires otherwise.  In addition, the pronouns used in this Distribution Agreement shall be understood and construed to apply whether the party referred to is an individual, partnership, joint venture, corporation or an individual or individuals doing business under a firm or trade name, and the masculine, feminine and neuter pronouns shall each include the other and may be used interchangeably with the same meaning.

(e)

This Distribution Agreement constitutes the entire understanding among the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by all parties.

(f)

Notwithstanding anything herein contained to the contrary, in the event of any conflict between the terms of this Distribution Agreement or the Separation Agreement, the terms of the Separation Agreement shall control.

(g)

This Distribution Agreement shall be enforced, governed, and construed in all respects in accordance with the laws of the State of Texas and all obligations hereunder shall be deemed performable in Houston, Harris County, Texas.

(h)

Within 10 days after receipt of a written request from the Company, the undersigned agrees to provide such information and to execute and deliver such documents as reasonably may be necessary to comply with any and all laws and ordinances to which the Company is subject.

IN WITNESS WHEREOF, I have executed this Distribution Agreement as of the 24th day of September, 2012.

(Signature)

(Print or Type Name)

Social Security Number

Address

Number of shares of the VR Holdings Common Stock received

Accepted this 24th day of September, 2012.

VR HOLDINGS, INC.

By

    John E. Baker, Chief Executive Officer